UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23633

Capital Group Central Fund Series II

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Becky L. Park

Capital Group Central Fund Series II

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Central Corporate Bond Fund Annual report for the year ended May 31, 2023

A research-driven
fund seeking total
return with an eye
toward risk

Capital Group Central Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

Shares of the fund are restricted securities and cannot be transferred or resold without registration under the Securities Act of 1933, as amended (“1933 Act”), or an exemption from registration under the 1933 Act. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the fund.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are past results for Class M shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2023 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
	1 year	Lifetime (since 4/23/21)

Class M shares	1.64%	–5.20%

The fund’s 30-day yield for Class M shares as of May 31, 2023, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.04%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a hypothetical $10,000 investment

4	Investment portfolio

21	Financial statements

37	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for Capital Group Central Corporate Bond Fund. For the 12 months ended May 31, 2023, the fund’s Class M shares declined 1.23% on a NAV basis, with all dividends reinvested. The fund’s primary benchmark, the Bloomberg U.S. Corporate Investment Grade Index, declined 1.70%.1

During this time, the fund generated dividends totaling about 29 cents per share, providing investors who reinvested dividends with an income return of 3.48%.

At the end of the fiscal period, the fund’s corporate holdings represented about 82.4% of the portfolio. Holdings in the broader industrial sector accounted for about 46.8% of the portfolio, while financials represented 20.8% and utilities 14.9% of the portfolio.2 Government securities, primarily U.S. Treasury notes, accounted for roughly 10.2% of the portfolio. U.S.-domiciled issuers made up about 82.1% of the portfolio; issuers domiciled in the United Kingdom, Canada, Ireland, France, Switzerland and Germany were most represented in the remainder. All securities are, and have been, denominated in U.S. dollars. Cash and equivalents stood at 6.1% at the end of the fiscal period.3 A complete list of fund holdings begins on page 4.

Economic backdrop

The U.S. economy (real GDP) increased at an annualized 1.3% in the first quarter of 2023 according to the second estimate by the Bureau of Economic Analysis. This followed a 2.6% increase in GDP during the fourth quarter of 2022. The Consumer Price Index rose 4.9% year-over-year in April 2023, which was a marginal decrease from the 5% year-over-year increase in March.4

U.S. bond markets, as measured by the Bloomberg U.S. Aggregate Index, advanced 2.96% over the first quarter of 2023 and 2.46% over the year-to-date period but declined 2.14% over the 12-month fiscal year.5 The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points (bps) at both the February and March meeting, for 50 bps total in the first quarter of 2023. Policymakers sustained the inflation fight despite concerns that stress in the banking sector following the collapse of Silicon Valley Bank, Signature Bank and First Republic could tighten credit availability and push the economy into a recession. Inflation continued to moderate.

The U.S. Treasury yield curve inverted during the fiscal year as short-term rates rose, pushing the spread between

Refer to page 2 for footnotes.

Results at a glance

For periods ended May 31, 2023, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 4/23/21)

Capital Group Central Corporate Bond Fund (Class M shares)	2.71%	–1.23%	–5.48%
Bloomberg U.S. Corporate Investment Grade Index*	2.33	–1.70	–5.58

Past results are not predictive of results in future periods.

*	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Capital Group Central Corporate Bond Fund	1

10-year notes and 2-year notes down past zero to end the fiscal year at –0.76%. The Bloomberg U.S. Credit Index rose 2.81% year to date.6 The MBS sector also rose, with the Bloomberg U.S. Mortgage-Backed Securities Index up 2.3% year to date, despite option-adjusted spreads widening over the fiscal year.7

Corporate bond market

As the fund’s fiscal year ended May of this year, the Fed approved another quarter-percentage-point hike, as the central bank continued the fight against inflation, which left the fed funds rate at a target range of 5%–5.25%, the highest level since August 2007. Shortly thereafter, the Fed skipped a hike at the June 2023 meeting but signaled that more hikes were possible for the rest of the year. The fund began the fiscal year with credit spreads on investment-grade corporate bonds — the premium investors receive for assuming credit and liquidity risks — standing at 130 bps over Treasuries. The 10-year U.S. Treasury note yielded 2.85%, up from 1.51% at the start of 2022. Credit spreads continued to widen through the fund’s fiscal year as investors anticipated an economic downturn. Spreads ended the fund’s fiscal year at 138 bps. Meanwhile, U.S. Treasury yields turned higher as inflationary fears added to concerns about additional rate hikes. The 10-year U.S. Treasury yield ended the fiscal year at 3.65%, up over 0.80% from a year earlier.

Companies issued fewer bonds in the first quarter and year to date. Total corporate issuance decreased to $454 billion in the first quarter, compared to $532 billion a year earlier, according to Refinitiv issuance data. Total issuance declined 3.8% (year to date as of May 2023) to $727 billion compared to the same five-month period a year ago.

Inside the fund

As the year progressed, we increased our U.S. Treasury and cash positions and decreased our exposure to financials. We trimmed industrials such as energy and tech, which was partially offset by an increase in pharma while utilities increased slightly as a percentage of the portfolio.

In regard to portfolio positioning versus its benchmark, the portfolio is neutral duration relative to the benchmark, with the expectation that rate volatility will persist in the near to medium term. With respect to credit spreads, the portfolio maintains a moderately underweight position versus the index. In our view, the portfolio maintains a defensive tilt as the multitude of risks to credit spreads is not commensurate with valuations at current levels.

The portfolio’s average yield to maturity over the fiscal period has remained modestly below that of the benchmark. In our view, the portfolio holds ample cash and U.S. Treasuries for liquidity and to fund attractive new investment opportunities.

Outlook

Although risks and opportunities are approaching a balancing point, we still see the potential for negative impulses to overwhelm the positives. For instance, although U.S. inflation shows signs of moderating, the Fed may continue to raise policy rates to tame stubborn inflation. In addition, central bank policy works with long lags and we cannot rule out a recession as higher rates filter through the economy. We do expect some widening in corporate spreads if the U.S. enters a recession. Finally, many U.S. banks continue to face profitability headwinds due to higher funding costs as their customers seek higher yields than those offered in standard bank deposit accounts. So, while bank deposits have largely stabilized since the turbulent days around the failure of Silicon Valley Bank, the risk of further stresses in the financial system should not be ruled out.

The portfolio reflects these dynamics as we seek idiosyncratic opportunities to buy the bonds of companies with compelling fundamentals at reasonable valuations. At the same time, we are maintaining a cushion of liquidity to take advantage of any future market disruptions. We thank you for making Capital Group Central Corporate Bond Fund part of your portfolio.

Cordially,

Karen Choi
President

July 13, 2023

Portfolios are managed, so holdings will change. Certain fixed income and/or cash and equivalents holdings may be held through mutual funds managed by the investment adviser or its affiliates that are not offered to the public.

These indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

[1]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[2]	REITs/Real estate is included in the industrials sector breakdown.
[3]	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It may also include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[4]	Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[6]	Bloomberg U.S. Credit Index is a market-value weighted index that tracks the total return results of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered and must be an investment grade security.
[7]	Bloomberg U.S. Mortgage-Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Capital Group Central Corporate Bond Fund	2

The value of a hypothetical $10,000 investment

How a hypothetical $10,000 investment has fared for the period April 23, 2021, commencement of operations, to May 31, 2023, with all distributions reinvested.

Fund results shown are for Class M shares on the $10,000 investment. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index. Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[2]	For the period April 23, 2021, commencement of operations, through May 31, 2023.

Total returns based on a $1,000 investment (for periods ended May 31, 2023)

	Cumulative total return	Average annual total return
	1 year	Lifetime (since 4/23/21)

Class M shares	–1.23%	–5.48%
Bloomberg U.S. Corporate Investment Grade Index	–1.70	–5.58

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

Capital Group Central Corporate Bond Fund	3

Investment portfolio May 31, 2023

Sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury bonds & notes†	10.24%
AAA/Aaa	1.45
AA/Aa	9.95
A/A	37.03
BBB/Baa	35.22
Short-term securities & other assets less liabilities	6.11

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.89%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 82.42%
Financials 20.77%
AerCap Ireland Capital DAC 2.45% 10/29/2026	USD	45,371	$40,482
AerCap Ireland Capital DAC 3.00% 10/29/2028		21,305	18,484
AerCap Ireland Capital DAC 3.30% 1/30/2032		40,377	32,842
AerCap Ireland Capital DAC 3.40% 10/29/2033		9,311	7,419
AerCap Ireland Capital DAC 3.85% 10/29/2041		30,175	22,681
American Express Co. 1.65% 11/4/2026		29,158	26,152
American Express Co. 2.55% 3/4/2027		4,360	4,007
American Express Co. 4.05% 5/3/2029		10,617	10,218
American International Group, Inc. 2.50% 6/30/2025		26,667	25,292
American International Group, Inc. 5.125% 3/27/2033		8,751	8,582
American International Group, Inc. 4.375% 6/30/2050		16,675	13,810
Aon Corp. 5.35% 2/28/2033		9,816	9,971
Aon Corp. 3.90% 2/28/2052		13,176	10,186
Arthur J. Gallagher & Co. 3.50% 5/20/2051		3,452	2,415
Banco Santander, SA 2.746% 5/28/2025		8,200	7,672
Banco Santander, SA 5.147% 8/18/2025		2,600	2,567
Banco Santander, SA 5.294% 8/18/2027		11,000	10,886
Bank of America Corp. 0.81% 10/24/2024 (USD-SOFR + 0.74% on 10/24/2023)[1]		8,991	8,813
Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132 % on 10/22/2024)[1]		11,162	10,653
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[1]		4,393	4,363
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[1]		16,508	16,462
Bank of America Corp. 2.884% 10/22/2030 (3-month USD CME Term SOFR + 1.452% on 10/22/2029)[1]		14,049	12,113
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		88,917	70,797
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		14,575	11,523
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		1,004	982
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[1]		9,148	9,095
Bank of New York Mellon Corp. 5.802% 10/25/2028 (USD-SOFR + 1.802% on 10/25/2027)[1]		15,571	16,063

Capital Group Central Corporate Bond Fund	4

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of New York Mellon Corp. 5.834% 10/25/2033 (USD-SOFR + 2.074% on 10/25/2032)[1]	USD	11,259	$11,845
Barclays Bank PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[1]		30,300	30,610
Berkshire Hathaway Finance Corp. 4.20% 8/15/2048		25,695	22,998
Berkshire Hathaway Finance Corp. 4.25% 1/15/2049		8,075	7,283
Berkshire Hathaway Finance Corp. 3.85% 3/15/2052		5,112	4,176
Blackstone Holdings Finance Co., LLC 6.20% 4/22/2033[2]		6,113	6,304
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		16,884	15,206
BPCE 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		30,575	27,538
BPCE 2.045% 10/19/2027 (USD-SOFR + 1.087% on 10/19/2026)[1,2]		7,069	6,221
BPCE 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[1,2]		31,883	24,733
BPCE 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		9,909	9,710
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,2]		20,925	20,951
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		1,901	1,478
Chubb INA Holdings, Inc. 3.35% 5/3/2026		8,585	8,377
Chubb INA Holdings, Inc. 4.35% 11/3/2045		400	358
Chubb INA Holdings, Inc. 3.05% 12/15/2061		5,077	3,354
Citigroup, Inc. 3.352% 4/24/2025 (3-month USD CME Term SOFR + 1.158% on 4/24/2024)[1]		4,500	4,399
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[1]		10,269	9,798
Citigroup, Inc. 1.281% 11/3/2025 (USD-SOFR + 0.528% on 11/3/2024)[1]		11,250	10,588
Citigroup, Inc. 2.014% 1/25/2026 (USD-SOFR + 0.694% on 1/25/2025)[1]		8,076	7,602
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]		2,778	2,576
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[1]		5,000	4,336
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030)[1]		26,700	22,375
Citigroup, Inc. 2.561% 5/1/2032 (USD-SOFR + 1.167% on 5/1/2031)[1]		13,071	10,739
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031)[1]		5,065	4,091
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		23,670	21,030
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		18,910	20,213
Cooperatieve Rabobank UA 2.625% 7/22/2024[2]		4,450	4,308
Corebridge Financial, Inc. 3.90% 4/5/2032		37,593	32,631
Corebridge Financial, Inc. 4.35% 4/5/2042		5,006	4,010
Corebridge Financial, Inc. 4.40% 4/5/2052		13,246	10,098
Crédit Agricole SA 4.375% 3/17/2025[2]		6,115	5,921
Credit Suisse Group AG 3.80% 6/9/2023		11,500	11,491
Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]		1,498	1,298
Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[1,2]		10,964	9,816
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		10,300	8,306
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		15,850	14,897
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,725	10,519
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		21,982	18,930
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		14,371	12,507
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[1]		15,020	15,097
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		900	749
Discover Financial Services 6.70% 11/29/2032		1,432	1,485
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		700	622
Fiserv, Inc. 3.50% 7/1/2029		2,491	2,282
Fiserv, Inc. 2.65% 6/1/2030		4,422	3,799
Five Corners Funding Trust III 5.791% 2/15/2033[2]		7,730	7,847
GE Capital Funding, LLC 4.55% 5/15/2032		7,005	6,798
Global Payments, Inc. 2.90% 5/15/2030		930	785
Global Payments, Inc. 2.90% 11/15/2031		9,667	7,899
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.60%) 7.063% 11/29/2023[3]		1,465	1,470
Goldman Sachs Group, Inc. 3.50% 4/1/2025		33,751	32,608
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		10,479	9,338
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		9,150	8,896
Goldman Sachs Group, Inc. 2.60% 2/7/2030		6,239	5,350
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[1]		26,520	20,969
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		7,647	6,163
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[1]		810	664
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		13,310	11,294
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		20,000	13,919
HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)[1]		3,000	2,789
HSBC Holdings PLC 1.589% 5/24/2027 (3-month USD-LIBOR + 1.29% on 5/24/2026)[1]		200	178

Capital Group Central Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]	USD	16,522	$14,704
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		27,518	26,700
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		46,677	39,408
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[1]		16,933	15,464
HSBC Holdings PLC 2.357% 8/18/2031 (USD-SOFR + 1.947% on 8/18/2030)[1]		7,338	5,911
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		400	325
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		4,778	3,852
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[1]		5,492	5,653
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		21,590	22,375
Intercontinental Exchange, Inc. 4.60% 3/15/2033		7,402	7,233
Intercontinental Exchange, Inc. 4.95% 6/15/2052		17,410	16,556
Intercontinental Exchange, Inc. 3.00% 9/15/2060		4,790	3,041
JPMorgan Chase & Co. 3.875% 9/10/2024		10,000	9,809
JPMorgan Chase & Co. 4.023% 12/5/2024 (3-month USD CME Term SOFR + 1.262% on 12/5/2023)[1]		7,560	7,494
JPMorgan Chase & Co. 2.301% 10/15/2025 (USD-SOFR + 1.16% on 10/15/2024)[1]		3,450	3,298
JPMorgan Chase & Co. 2.005% 3/13/2026 (USD-SOFR + 1.585% on 3/13/2025)[1]		1,610	1,516
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]		14,856	13,290
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		14,719	13,230
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[1]		14,806	13,802
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		4,714	4,007
JPMorgan Chase & Co. 1.764% 11/19/2031 (USD-SOFR + 1.05% on 11/19/2030)[1]		2,115	1,670
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		52,004	41,441
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		18,881	15,729
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		9,554	7,837
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		2,532	2,144
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		21,523	20,654
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		3,125	3,075
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[1]		15,796	16,001
JPMorgan Chase & Co. 3.109% 4/22/2051 (USD-SOFR + 3.109% on 4/22/2050)[1]		7,554	5,229
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051)[1]		10,488	7,518
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[1,2]		9,400	9,483
Lloyds Banking Group PLC 3.87% 7/9/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.50% on 7/9/2024)[1]		18,013	17,583
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		4,450	3,978
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		7,500	7,404
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		5,758	5,625
Marsh & McLennan Companies, Inc. 2.25% 11/15/2030		6,708	5,619
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		1,748	1,606
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		2,240	1,478
Marsh & McLennan Companies, Inc. 5.45% 3/15/2053		3,986	3,991
MetLife, Inc. 4.55% 3/23/2030		7,318	7,216
MetLife, Inc. 5.00% 7/15/2052		8,705	7,932
Metropolitan Life Global Funding I 0.95% 7/2/2025[2]		3,632	3,323
Metropolitan Life Global Funding I 5.05% 1/6/2028[2]		35,953	36,145
Metropolitan Life Global Funding I 2.95% 4/9/2030[2]		778	676
Metropolitan Life Global Funding I 1.55% 1/7/2031[2]		25,721	20,342
Metropolitan Life Global Funding I 5.15% 3/28/2033[2]		2,940	2,936
Mitsubishi UFJ Financial Group, Inc. 2.309% 7/20/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.95% on 7/20/2031)[1]		398	319
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		7,692	7,607
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		18,080	17,444
Morgan Stanley 3.875% 1/27/2026		7,796	7,593
Morgan Stanley 2.188% 4/28/2026 (USD-SOFR + 1.99% on 4/28/2025)[1]		44,269	41,824
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		22,288	20,055
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[1]		8,489	8,451
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[1]		16,970	16,927
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		73,488	57,195
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		30,268	23,656
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		44,951	35,895
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		24,431	19,845
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]		7,215	6,972
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[1]		10,850	10,780

Capital Group Central Corporate Bond Fund	6

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
National Rural Utilities Cooperative Finance Corp. 3.25% 11/1/2025	USD	715	$687
National Rural Utilities Cooperative Finance Corp. 3.05% 4/25/2027		2,500	2,358
New York Life Global Funding 2.35% 7/14/2026[2]		4,760	4,424
New York Life Global Funding 1.20% 8/7/2030[2]		13,997	10,909
New York Life Global Funding 4.55% 1/28/2033[2]		11,533	11,244
New York Life Insurance Company 3.75% 5/15/2050[2]		1,209	920
PayPal Holdings, Inc. 3.25% 6/1/2050		913	642
PayPal Holdings, Inc. 5.05% 6/1/2052		19,535	18,417
PNC Financial Services Group, Inc. 5.354% 12/2/2028 (USD-SOFR + 1.62% on 12/2/2027)[1]		425	425
PNC Financial Services Group, Inc. 6.037% 10/28/2033 (USD-SOFR + 2.14% on 10/28/2032)[1]		25,835	26,672
PNC Financial Services Group, Inc. 5.068% 1/24/2034 (USD-SOFR + 1.933% on 1/24/2033)[1]		19,486	18,827
Prudential Financial, Inc. 3.878% 3/27/2028		325	314
Prudential Financial, Inc. 4.35% 2/25/2050		15,900	13,337
Prudential Financial, Inc. 3.70% 3/13/2051		7,435	5,606
Royal Bank of Canada 5.00% 2/1/2033		24,720	24,397
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[1]		2,000	1,953
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[1]		9,388	9,351
The Allstate Corp. 5.25% 3/30/2033		4,734	4,724
The Bank of Nova Scotia 4.75% 2/2/2026		23,326	23,178
Toronto-Dominion Bank 1.15% 6/12/2025		4,000	3,688
Toronto-Dominion Bank 2.80% 3/10/2027		19,208	17,676
Toronto-Dominion Bank 5.156% 1/10/2028		4,425	4,437
Toronto-Dominion Bank 3.20% 3/10/2032		8,233	7,121
Travelers Companies, Inc. 4.00% 5/30/2047		6,385	5,368
Travelers Companies, Inc. 4.05% 3/7/2048		2,753	2,304
Travelers Companies, Inc. 2.55% 4/27/2050		859	546
Travelers Companies, Inc. 5.45% 5/25/2053		6,021	6,203
U.S. Bancorp 3.70% 1/30/2024		2,500	2,463
U.S. Bancorp 2.40% 7/30/2024		1,000	962
U.S. Bancorp 2.215% 1/27/2028 (USD-SOFR + 0.73% on 1/27/2027)[1]		56,697	50,603
U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028)[1]		47,887	46,214
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[1]		3,571	3,353
U.S. Bank National Association 3.40% 7/24/2023		12,945	12,896
UBS Group AG 1.364% 1/30/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[1,2]		8,195	7,216
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]		4,131	3,564
Vigorous Champion International, Ltd. 4.25% 5/28/2029		685	617
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		88,139	84,251
Wells Fargo & Company 3.00% 4/22/2026		14,293	13,525
Wells Fargo & Company 3.196% 6/17/2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[1]		8,938	8,394
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[1]		6,931	6,202
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]		4,558	4,489
Wells Fargo & Company 2.572% 2/11/2031 (USD-SOFR + 1.262% on 2/11/2030)[1]		6,691	5,654
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		12,005	10,320
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		31,217	30,142
Wells Fargo & Company 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[1]		30,938	30,997
Wells Fargo & Company 5.013% 4/4/2051 (USD-SOFR + 4.502% on 4/4/2050)[1]		2,950	2,702
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		49,203	42,490
			2,390,800

Utilities 14.89%
AEP Texas, Inc. 3.45% 5/15/2051		9,168	6,521
AEP Transmission Co., LLC 3.65% 4/1/2050		1,735	1,337
AEP Transmission Co., LLC 2.75% 8/15/2051		14,757	9,392
Ameren Corp. 2.50% 9/15/2024		7,615	7,320
Ameren Corp. 1.75% 3/15/2028		7,540	6,501
Ameren Illinois Co. 4.50% 3/15/2049		4,475	4,034
American Electric Power Company, Inc. 1.00% 11/1/2025		2,389	2,166
American Transmission Systems, Inc. 2.65% 1/15/2032[2]		20,450	16,987
Atlantic City Electric Co. 2.30% 3/15/2031		2,175	1,823
Berkshire Hathaway Energy Co. 3.75% 11/15/2023		10,000	9,909

Capital Group Central Corporate Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Boston Gas Co. 3.15% 8/1/2027[2]	USD	275	$252
CenterPoint Energy Houston Electric, LLC 5.30% 4/1/2053		2,050	2,084
CenterPoint Energy, Inc. 2.95% 3/1/2030		5,450	4,756
CenterPoint Energy, Inc. 2.65% 6/1/2031		14,497	12,189
CMS Energy Corp. 3.00% 5/15/2026		11,536	10,935
Commonwealth Edison Co. 2.95% 8/15/2027		5,000	4,684
Consumers Energy Co. 3.80% 11/15/2028		12,103	11,602
Consumers Energy Co. 4.625% 5/15/2033		42,286	41,724
Consumers Energy Co. 3.25% 8/15/2046		10,171	7,414
Consumers Energy Co. 3.75% 2/15/2050		5,117	4,062
Consumers Energy Co. 3.10% 8/15/2050		24,180	17,150
Consumers Energy Co. 2.65% 8/15/2052		15,780	10,093
Dominion Energy, Inc. 3.30% 3/15/2025		6,227	6,025
Dominion Energy, Inc. 3.375% 4/1/2030		11,614	10,410
DTE Electric Company 3.70% 3/15/2045		657	525
DTE Energy Company 1.90% 4/1/2028		2,215	1,966
DTE Energy Company 2.25% 3/1/2030		7,051	6,039
Duke Energy Carolinas, LLC 2.45% 8/15/2029		27,049	23,640
Duke Energy Carolinas, LLC 2.55% 4/15/2031		3,362	2,889
Duke Energy Carolinas, LLC 3.70% 12/1/2047		777	603
Duke Energy Carolinas, LLC 3.20% 8/15/2049		1,943	1,385
Duke Energy Carolinas, LLC 5.35% 1/15/2053		12,525	12,553
Duke Energy Corp. 3.95% 10/15/2023		985	974
Duke Energy Corp. 3.75% 4/15/2024		3,487	3,432
Duke Energy Corp. 3.50% 6/15/2051		599	425
Duke Energy Corp. 5.00% 8/15/2052		4,223	3,775
Duke Energy Florida, LLC 3.20% 1/15/2027		10,387	9,905
Duke Energy Florida, LLC 2.50% 12/1/2029		22,001	19,266
Duke Energy Florida, LLC 1.75% 6/15/2030		12,027	9,828
Duke Energy Florida, LLC 3.00% 12/15/2051		4,763	3,233
Duke Energy Florida, LLC 5.95% 11/15/2052		5,164	5,609
Duke Energy Progress, LLC 3.45% 3/15/2029		10,000	9,293
Duke Energy Progress, LLC 2.00% 8/15/2031		9,310	7,569
Duke Energy Progress, LLC 2.50% 8/15/2050		7,419	4,562
Duke Energy Progress, LLC 2.90% 8/15/2051		13,825	9,109
Edison International 3.55% 11/15/2024		7,222	7,008
Edison International 4.95% 4/15/2025		2,225	2,194
Edison International 5.75% 6/15/2027		4,787	4,829
Edison International 4.125% 3/15/2028		44,951	42,284
Edison International 5.25% 11/15/2028		8,256	8,145
Edison International 6.95% 11/15/2029		15,313	16,285
Électricité de France SA 6.25% 5/23/2033[2]		5,225	5,297
Électricité de France SA 6.90% 5/23/2053[2]		11,175	11,492
Emera US Finance, LP 0.833% 6/15/2024		6,250	5,903
Emera US Finance, LP 2.639% 6/15/2031		27,375	21,969
Entergy Corp. 2.80% 6/15/2030		4,997	4,292
Entergy Corp. 2.40% 6/15/2031		32,675	26,651
Entergy Corp. 3.75% 6/15/2050		1,675	1,231
Entergy Louisiana, LLC 2.40% 10/1/2026		3,852	3,559
Entergy Louisiana, LLC 3.12% 9/1/2027		5,975	5,578
Entergy Louisiana, LLC 1.60% 12/15/2030		5,600	4,399
Entergy Louisiana, LLC 2.35% 6/15/2032		5,586	4,529
Entergy Louisiana, LLC 4.20% 9/1/2048		1,300	1,082
Entergy Louisiana, LLC 2.90% 3/15/2051		746	490
Entergy Texas, Inc. 1.75% 3/15/2031		11,696	9,298
Eversource Energy 3.15% 1/15/2025		3,265	3,156
FirstEnergy Corp. 3.40% 3/1/2050		9,265	6,188
FirstEnergy Transmission, LLC 4.35% 1/15/2025[2]		1,574	1,538
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		20,000	17,921
Florida Power & Light Company 5.05% 4/1/2028		13,225	13,528
Florida Power & Light Company 5.10% 4/1/2033		22,325	22,859
Florida Power & Light Company 2.875% 12/4/2051		42,425	28,801
Florida Power & Light Company 5.30% 4/1/2053		1,664	1,701
Georgia Power Co. 4.95% 5/17/2033		5,600	5,526
Gulf Power Co. 3.30% 5/30/2027		8,557	8,194
Jersey Central Power & Light Co. 4.30% 1/15/2026[2]		2,872	2,807
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		29,125	24,235

Capital Group Central Corporate Bond Fund	8

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
MidAmerican Energy Co. 3.10% 5/1/2027	USD	21,335	$20,263
MidAmerican Energy Co. 3.65% 4/15/2029		2,300	2,188
MidAmerican Energy Co. 3.65% 8/1/2048		1,931	1,507
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[2]		25,775	24,811
Mississippi Power Co. 3.95% 3/30/2028		814	776
NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053		5,000	4,736
NiSource Inc. 5.40% 6/30/2033		8,925	8,953
Northern States Power Co. 2.25% 4/1/2031		5,000	4,213
Northern States Power Co. 2.60% 6/1/2051		16,136	10,364
Northern States Power Co. 3.20% 4/1/2052		451	323
Northern States Power Co. 4.50% 6/1/2052		4,641	4,178
Northern States Power Co. 5.10% 5/15/2053		1,000	979
Oncor Electric Delivery Co., LLC 0.55% 10/1/2025		14,490	13,116
Oncor Electric Delivery Co., LLC 2.70% 11/15/2051		4,210	2,749
Pacific Gas and Electric Co. 3.25% 6/15/2023		1,700	1,698
Pacific Gas and Electric Co. 3.85% 11/15/2023		2,327	2,307
Pacific Gas and Electric Co. 3.40% 8/15/2024		1,554	1,510
Pacific Gas and Electric Co. 3.50% 6/15/2025		4,275	4,102
Pacific Gas and Electric Co. 3.15% 1/1/2026		8,704	8,143
Pacific Gas and Electric Co. 2.95% 3/1/2026		17,319	16,021
Pacific Gas and Electric Co. 3.30% 3/15/2027		18,750	17,172
Pacific Gas and Electric Co. 2.10% 8/1/2027		64,237	55,644
Pacific Gas and Electric Co. 3.30% 12/1/2027		8,579	7,661
Pacific Gas and Electric Co. 3.00% 6/15/2028		692	607
Pacific Gas and Electric Co. 3.75% 7/1/2028		7,835	7,125
Pacific Gas and Electric Co. 4.65% 8/1/2028		18,130	17,049
Pacific Gas and Electric Co. 4.55% 7/1/2030		59,671	54,422
Pacific Gas and Electric Co. 2.50% 2/1/2031		165,950	130,931
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,750	1,451
Pacific Gas and Electric Co. 3.30% 8/1/2040		34,028	22,901
Pacific Gas and Electric Co. 4.20% 6/1/2041		13,143	9,802
Pacific Gas and Electric Co. 3.50% 8/1/2050		39,060	24,452
PacifiCorp 4.125% 1/15/2049		10,910	9,014
PacifiCorp 3.30% 3/15/2051		1,850	1,317
Pennsylvania Electric Co. 3.25% 3/15/2028[2]		3,000	2,759
Progress Energy, Inc. 7.00% 10/30/2031		6,700	7,400
Public Service Company of Colorado 3.70% 6/15/2028		779	752
Public Service Company of Colorado 1.90% 1/15/2031		3,676	3,026
Public Service Company of Colorado 1.875% 6/15/2031		8,100	6,571
Public Service Company of Colorado 5.25% 4/1/2053		10,642	10,537
Public Service Electric and Gas Co. 3.05% 11/15/2024		10,065	9,782
Public Service Electric and Gas Co. 0.95% 3/15/2026		12,660	11,488
Public Service Electric and Gas Co. 3.70% 5/1/2028		3,000	2,883
Public Service Electric and Gas Co. 3.65% 9/1/2028		5,838	5,544
Public Service Electric and Gas Co. 3.20% 5/15/2029		11,717	10,755
Public Service Electric and Gas Co. 2.45% 1/15/2030		5,664	4,934
Public Service Electric and Gas Co. 1.90% 8/15/2031		6,444	5,240
Public Service Electric and Gas Co. 3.10% 3/15/2032		8,175	7,242
Public Service Electric and Gas Co. 4.90% 12/15/2032		960	971
Public Service Electric and Gas Co. 3.85% 5/1/2049		6,758	5,483
Public Service Electric and Gas Co. 2.05% 8/1/2050		35,515	20,272
Public Service Electric and Gas Co. 5.125% 3/15/2053		2,200	2,184
Puget Energy, Inc. 3.65% 5/15/2025		8,500	8,197
San Diego Gas & Electric Co. 1.70% 10/1/2030		1,343	1,086
Southern California Edison Co. 1.10% 4/1/2024		3,535	3,407
Southern California Edison Co. 0.975% 8/1/2024		24,760	23,505
Southern California Edison Co. 1.20% 2/1/2026		12,535	11,312
Southern California Edison Co. 4.70% 6/1/2027		22,757	22,652
Southern California Edison Co. 5.85% 11/1/2027		5,469	5,669
Southern California Edison Co. 3.65% 3/1/2028		15,872	15,027
Southern California Edison Co. 4.20% 3/1/2029		7,564	7,270
Southern California Edison Co. 2.85% 8/1/2029		58,356	51,757
Southern California Edison Co. 2.25% 6/1/2030		3,227	2,720
Southern California Edison Co. 2.50% 6/1/2031		13,365	11,220
Southern California Edison Co. 2.75% 2/1/2032		6,606	5,587
Southern California Edison Co. 5.75% 4/1/2035		8,218	8,450
Southern California Edison Co. 4.00% 4/1/2047		2,296	1,806

Capital Group Central Corporate Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 4.125% 3/1/2048	USD	9,950	$8,020
Southern California Edison Co. 2.95% 2/1/2051		8,832	5,710
Southern California Edison Co. 5.875% 12/1/2053		13,797	14,038
Southern California Edison Co. 3.60% 2/1/2045		9,513	6,938
Southwestern Electric Power Co. 3.25% 11/1/2051		17,427	11,493
The Cleveland Electric Illuminating Co. 3.50% 4/1/2028[2]		7,637	7,140
The Cleveland Electric Illuminating Co. 4.55% 11/15/2030[2]		27,195	26,042
The Connecticut Light and Power Co. 3.20% 3/15/2027		1,143	1,085
The Connecticut Light and Power Co. 2.05% 7/1/2031		13,568	11,170
Union Electric Co. 2.15% 3/15/2032		26,450	21,422
Union Electric Co. 3.90% 4/1/2052		8,134	6,556
Virginia Electric & Power 2.95% 11/15/2026		4,000	3,751
Virginia Electric & Power 2.875% 7/15/2029		2,523	2,264
Virginia Electric & Power 2.30% 11/15/2031		2,499	2,045
Virginia Electric & Power 2.40% 3/30/2032		12,459	10,266
Virginia Electric & Power 2.45% 12/15/2050		7,721	4,604
WEC Energy Group, Inc. 5.15% 10/1/2027		10,700	10,794
Wisconsin Power and Light Co. 1.95% 9/16/2031		5,900	4,734
Wisconsin Power and Light Co. 3.65% 4/1/2050		800	606
Wisconsin Public Service Corp. 2.85% 12/1/2051		7,684	5,088
Xcel Energy, Inc. 3.35% 12/1/2026		12,500	11,897
Xcel Energy, Inc. 2.60% 12/1/2029		49,050	42,692
Xcel Energy, Inc. 3.40% 6/1/2030		6,876	6,234
Xcel Energy, Inc. 2.35% 11/15/2031		28,700	23,308
Xcel Energy, Inc. 4.60% 6/1/2032		2,450	2,359
Xcel Energy, Inc. 3.50% 12/1/2049		6,909	5,035
			1,714,183

Health care 11.95%
AbbVie, Inc. 2.60% 11/21/2024		16,000	15,411
AbbVie, Inc. 3.80% 3/15/2025		5,573	5,454
AbbVie, Inc. 3.60% 5/14/2025		7,960	7,757
AbbVie, Inc. 2.95% 11/21/2026		30,984	29,236
AbbVie, Inc. 3.20% 11/21/2029		10,741	9,754
AbbVie, Inc. 4.75% 3/15/2045		2,404	2,178
AbbVie, Inc. 4.25% 11/21/2049		4,238	3,592
Aetna, Inc. 2.80% 6/15/2023		1,095	1,094
AmerisourceBergen Corp. 2.70% 3/15/2031		49,102	41,998
Amgen, Inc. 2.20% 2/21/2027		4,014	3,680
Amgen, Inc. 5.15% 3/2/2028		19,901	20,073
Amgen, Inc. 3.00% 2/22/2029		3,843	3,498
Amgen, Inc. 4.05% 8/18/2029		14,530	13,852
Amgen, Inc. 2.45% 2/21/2030		6,250	5,379
Amgen, Inc. 2.30% 2/25/2031		6,250	5,209
Amgen, Inc. 2.00% 1/15/2032		12,963	10,284
Amgen, Inc. 4.20% 3/1/2033		43,000	40,347
Amgen, Inc. 5.25% 3/2/2033		38,376	38,528
Amgen, Inc. 3.15% 2/21/2040		3,515	2,649
Amgen, Inc. 5.60% 3/2/2043		11,710	11,609
Amgen, Inc. 3.375% 2/21/2050		9,900	7,067
Amgen, Inc. 3.00% 1/15/2052		325	213
Amgen, Inc. 4.20% 2/22/2052		2,715	2,215
Amgen, Inc. 4.875% 3/1/2053		19,000	17,194
Amgen, Inc. 5.65% 3/2/2053		36,581	36,621
Amgen, Inc. 4.40% 2/22/2062		7,664	6,183
Amgen, Inc. 5.75% 3/2/2063		18,450	18,357
AstraZeneca Finance, LLC 4.875% 3/3/2028		1,205	1,221
AstraZeneca Finance, LLC 1.75% 5/28/2028		25,133	22,022
AstraZeneca Finance, LLC 4.90% 3/3/2030		13,260	13,468
AstraZeneca Finance, LLC 2.25% 5/28/2031		11,185	9,515
AstraZeneca Finance, LLC 4.875% 3/3/2033		11,205	11,421
AstraZeneca PLC 3.375% 11/16/2025		2,125	2,060
AstraZeneca PLC 0.70% 4/8/2026		33,069	29,781
AstraZeneca PLC 4.00% 1/17/2029		19,681	19,292
AstraZeneca PLC 1.375% 8/6/2030		20,505	16,601
AstraZeneca PLC 2.125% 8/6/2050		3,568	2,177
AstraZeneca PLC 3.00% 5/28/2051		1,432	1,043

Capital Group Central Corporate Bond Fund	10

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Baxter International, Inc. 2.272% 12/1/2028	USD	3,975	$3,426
Baxter International, Inc. 2.539% 2/1/2032		32,129	25,999
Baxter International, Inc. 3.132% 12/1/2051		8,051	5,177
Becton, Dickinson and Company 3.363% 6/6/2024		5,211	5,103
Becton, Dickinson and Company 3.734% 12/15/2024		412	402
Becton, Dickinson and Company 4.298% 8/22/2032		4,000	3,805
Boston Scientific Corp. 3.45% 3/1/2024		4,952	4,867
Boston Scientific Corp. 1.90% 6/1/2025		12,361	11,686
Boston Scientific Corp. 2.65% 6/1/2030		14,202	12,426
Boston Scientific Corp. 4.70% 3/1/2049		170	157
Bristol-Myers Squibb Co. 3.875% 8/15/2025		619	603
Bristol-Myers Squibb Co. 3.20% 6/15/2026		5,546	5,354
Bristol-Myers Squibb Co. 3.40% 7/26/2029		3,314	3,121
Bristol-Myers Squibb Co. 1.45% 11/13/2030		5,966	4,817
Centene Corp. 4.25% 12/15/2027		9,190	8,645
Centene Corp. 2.45% 7/15/2028		53,045	45,626
Centene Corp. 4.625% 12/15/2029		19,560	18,158
Centene Corp. 3.375% 2/15/2030		2,687	2,319
Centene Corp. 3.00% 10/15/2030		22,250	18,635
Centene Corp. 2.50% 3/1/2031		23,930	19,172
Centene Corp. 2.625% 8/1/2031		13,005	10,434
CVS Health Corp. 1.30% 8/21/2027		10,000	8,635
CVS Health Corp. 3.25% 8/15/2029		4,775	4,321
CVS Health Corp. 1.75% 8/21/2030		7,924	6,374
CVS Health Corp. 1.875% 2/28/2031		9,225	7,371
CVS Health Corp. 5.25% 2/21/2033		32,070	32,168
CVS Health Corp. 5.625% 2/21/2053		15,609	15,234
CVS Health Corp. 5.875% 6/1/2053		6,956	7,001
CVS Health Corp. 6.00% 6/1/2063		4,188	4,210
Elevance Health, Inc. 4.10% 5/15/2032		8,581	8,076
Elevance Health, Inc. 4.75% 2/15/2033		16,302	15,989
Elevance Health, Inc. 4.55% 5/15/2052		7,712	6,781
Elevance Health, Inc. 5.125% 2/15/2053		5,704	5,473
Eli Lilly and Co. 3.375% 3/15/2029		7,917	7,522
Eli Lilly and Co. 4.70% 2/27/2033		21,435	21,840
Eli Lilly and Co. 4.875% 2/27/2053		4,751	4,791
Eli Lilly and Co. 4.95% 2/27/2063		2,227	2,214
EMD Finance, LLC 3.25% 3/19/2025[2]		18,845	18,179
GE HealthCare Technologies, Inc. 5.857% 3/15/2030[2]		9,630	9,927
GE HealthCare Technologies, Inc. 5.905% 11/22/2032[2]		32,620	34,104
GE HealthCare Technologies, Inc. 6.377% 11/22/2052[2]		11,425	12,465
Gilead Sciences, Inc. 2.80% 10/1/2050		1,885	1,258
HCA, Inc. 4.125% 6/15/2029		2,250	2,090
HCA, Inc. 2.375% 7/15/2031		8,178	6,571
HCA, Inc. 3.625% 3/15/2032[2]		6,778	5,911
HCA, Inc. 4.625% 3/15/2052[2]		15,153	12,212
Humana, Inc. 3.70% 3/23/2029		7,336	6,806
Johnson & Johnson 2.25% 9/1/2050		1,450	945
Kaiser Foundation Hospitals 2.81% 6/1/2041		5,790	4,217
Mass General Brigham, Inc 3.192% 7/1/2049		1,920	1,386
Merck & Co., Inc. 2.90% 3/7/2024		9,066	8,898
Merck & Co., Inc. 1.70% 6/10/2027		20,527	18,598
Merck & Co., Inc. 1.45% 6/24/2030		4,493	3,693
Merck & Co., Inc. 4.00% 3/7/2049		3,170	2,765
Merck & Co., Inc. 5.00% 5/17/2053		13,506	13,604
Merck & Co., Inc. 5.15% 5/17/2063		4,970	5,019
Novartis Capital Corp. 1.75% 2/14/2025		1,459	1,390
Novartis Capital Corp. 2.00% 2/14/2027		5,000	4,625
Novartis Capital Corp. 2.20% 8/14/2030		14,257	12,394
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		13,152	13,211
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		31,044	31,983
Pfizer, Inc. 3.20% 9/15/2023		25,389	25,237
Pfizer, Inc. 2.95% 3/15/2024		7,112	6,987
Pfizer, Inc. 3.45% 3/15/2029		19,791	18,848
Pfizer, Inc. 1.70% 5/28/2030		17,700	14,769
Roche Holdings, Inc. 2.076% 12/13/2031[2]		41,261	34,448
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		12,937	12,213

Capital Group Central Corporate Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Summa Health 3.511% 11/15/2051	USD	2,320	$1,625
Takeda Pharmaceutical Co., Ltd. 5.00% 11/26/2028		5,780	5,803
Thermo Fisher Scientific, Inc. 2.00% 10/15/2031		2,372	1,939
Thermo Fisher Scientific, Inc. 4.95% 11/21/2032		18,045	18,445
Thermo Fisher Scientific, Inc. 2.80% 10/15/2041		4,325	3,197
UnitedHealth Group, Inc. 2.375% 8/15/2024		625	606
UnitedHealth Group, Inc. 3.75% 7/15/2025		4,090	4,012
UnitedHealth Group, Inc. 3.70% 12/15/2025		2,180	2,129
UnitedHealth Group, Inc. 1.25% 1/15/2026		12,524	11,511
UnitedHealth Group, Inc. 3.875% 12/15/2028		2,500	2,424
UnitedHealth Group, Inc. 2.875% 8/15/2029		1,915	1,740
UnitedHealth Group, Inc. 2.00% 5/15/2030		30,060	25,531
UnitedHealth Group, Inc. 4.20% 5/15/2032		3,952	3,812
UnitedHealth Group, Inc. 5.35% 2/15/2033		6,383	6,657
UnitedHealth Group, Inc. 3.05% 5/15/2041		16,450	12,637
UnitedHealth Group, Inc. 4.45% 12/15/2048		13,315	11,997
UnitedHealth Group, Inc. 3.70% 8/15/2049		2,760	2,194
UnitedHealth Group, Inc. 3.25% 5/15/2051		7,753	5,662
UnitedHealth Group, Inc. 4.75% 5/15/2052		20,281	19,040
UnitedHealth Group, Inc. 4.95% 5/15/2062		9,058	8,568
UnitedHealth Group, Inc. 6.05% 2/15/2063		7,082	7,828
Zoetis, Inc. 5.60% 11/16/2032		16,350	17,263
			1,375,338

Communication services 7.72%
AT&T, Inc. 1.70% 3/25/2026		5,490	5,020
AT&T, Inc. 2.30% 6/1/2027		14,261	12,924
AT&T, Inc. 1.65% 2/1/2028		22,417	19,423
AT&T, Inc. 4.35% 3/1/2029		17,514	16,984
AT&T, Inc. 4.30% 2/15/2030		21,111	20,215
AT&T, Inc. 2.75% 6/1/2031		38,526	32,604
AT&T, Inc. 2.25% 2/1/2032		20,507	16,428
AT&T, Inc. 2.55% 12/1/2033		16,266	12,790
AT&T, Inc. 5.40% 2/15/2034		26,630	26,709
AT&T, Inc. 3.50% 9/15/2053		94,381	65,576
Charter Communications Operating, LLC 4.50% 2/1/2024		2,500	2,474
Charter Communications Operating, LLC 4.908% 7/23/2025		7,500	7,378
Charter Communications Operating, LLC 3.75% 2/15/2028		1,400	1,285
Charter Communications Operating, LLC 4.20% 3/15/2028		3,945	3,691
Charter Communications Operating, LLC 2.80% 4/1/2031		4,864	3,893
Charter Communications Operating, LLC 4.40% 4/1/2033		8,000	6,959
Charter Communications Operating, LLC 3.70% 4/1/2051		44,316	27,198
Charter Communications Operating, LLC 3.90% 6/1/2052		8,780	5,528
Charter Communications Operating, LLC 5.25% 4/1/2053		18,137	14,156
Comcast Corp. 4.55% 1/15/2029		14,774	14,722
Comcast Corp. 4.80% 5/15/2033		22,158	22,112
Comcast Corp. 2.80% 1/15/2051		13,137	8,601
Comcast Corp. 2.887% 11/1/2051		3,682	2,427
Comcast Corp. 2.45% 8/15/2052		16,515	9,939
Comcast Corp. 5.35% 5/15/2053		14,947	14,885
Discovery Communications, LLC 3.625% 5/15/2030		3,104	2,696
Discovery Communications, LLC 4.65% 5/15/2050		2,558	1,874
Netflix, Inc. 4.875% 4/15/2028		49,142	48,791
Netflix, Inc. 5.875% 11/15/2028		62,737	65,084
Netflix, Inc. 6.375% 5/15/2029		25,397	26,947
Netflix, Inc. 5.375% 11/15/2029[2]		21,469	21,639
Netflix, Inc. 4.875% 6/15/2030[2]		30,302	29,810
Tencent Holdings, Ltd. 3.68% 4/22/2041		1,889	1,462
Tencent Holdings, Ltd. 3.24% 6/3/2050		2,162	1,428
Tencent Holdings, Ltd. 3.84% 4/22/2051		13,731	10,161
T-Mobile USA, Inc. 3.50% 4/15/2025		12,285	11,916
T-Mobile USA, Inc. 1.50% 2/15/2026		17,750	16,126
T-Mobile USA, Inc. 3.75% 4/15/2027		10,000	9,503
T-Mobile USA, Inc. 2.05% 2/15/2028		2,185	1,906
T-Mobile USA, Inc. 4.95% 3/15/2028		5,276	5,260
T-Mobile USA, Inc. 3.875% 4/15/2030		14,841	13,774
T-Mobile USA, Inc. 2.55% 2/15/2031		7,659	6,411

Capital Group Central Corporate Bond Fund	12

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile USA, Inc. 2.875% 2/15/2031	USD	742	$635
T-Mobile USA, Inc. 5.05% 7/15/2033		12,899	12,725
T-Mobile USA, Inc. 3.00% 2/15/2041		12,986	9,390
T-Mobile USA, Inc. 3.30% 2/15/2051		8,465	5,858
T-Mobile USA, Inc. 3.40% 10/15/2052		25,878	18,147
T-Mobile USA, Inc. 5.75% 1/15/2054		15,893	16,137
Verizon Communications, Inc. 4.125% 3/16/2027		6,691	6,566
Verizon Communications, Inc. 3.00% 3/22/2027		12,377	11,666
Verizon Communications, Inc. 2.10% 3/22/2028		5,000	4,415
Verizon Communications, Inc. 3.875% 2/8/2029		2,232	2,112
Verizon Communications, Inc. 1.68% 10/30/2030		6,715	5,343
Verizon Communications, Inc. 1.75% 1/20/2031		13,500	10,667
Verizon Communications, Inc. 2.55% 3/21/2031		10,968	9,189
Verizon Communications, Inc. 2.355% 3/15/2032		6,984	5,636
Verizon Communications, Inc. 5.05% 5/9/2033		10,037	9,939
Verizon Communications, Inc. 2.65% 11/20/2040		67,456	46,343
Verizon Communications, Inc. 3.40% 3/22/2041		39,178	29,922
Verizon Communications, Inc. 2.875% 11/20/2050		5,490	3,507
Verizon Communications, Inc. 3.55% 3/22/2051		1,737	1,265
Vodafone Group PLC 4.125% 5/30/2025		2,500	2,456
Vodafone Group PLC 4.25% 9/17/2050		1,900	1,497
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		9,323	8,150
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		8,688	7,034
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		10,000	7,812
WarnerMedia Holdings, Inc. 5.391% 3/15/2062		4,294	3,345
			888,465

Consumer staples 7.35%
7-Eleven, Inc. 0.80% 2/10/2024[2]		8,660	8,353
7-Eleven, Inc. 0.95% 2/10/2026[2]		17,385	15,660
7-Eleven, Inc. 1.30% 2/10/2028[2]		15,593	13,337
7-Eleven, Inc. 1.80% 2/10/2031[2]		51,416	40,767
7-Eleven, Inc. 2.80% 2/10/2051[2]		17,924	11,255
Altria Group, Inc. 2.35% 5/6/2025		1,833	1,738
Altria Group, Inc. 4.40% 2/14/2026		8,148	8,061
Altria Group, Inc. 2.625% 9/16/2026		1,375	1,285
Altria Group, Inc. 3.40% 5/6/2030		3,426	3,033
Altria Group, Inc. 5.80% 2/14/2039		6,600	6,395
Altria Group, Inc. 3.875% 9/16/2046		6,139	4,261
Altria Group, Inc. 5.95% 2/14/2049		2,522	2,339
Altria Group, Inc. 4.45% 5/6/2050		1,515	1,100
Altria Group, Inc. 3.70% 2/4/2051		39,547	25,666
Anheuser-Busch Companies, LLC 4.90% 2/1/2046		4,569	4,343
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028		47,124	46,147
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		25,627	25,825
Anheuser-Busch InBev Worldwide, Inc. 3.50% 6/1/2030		15,000	14,087
Anheuser-Busch InBev Worldwide, Inc. 5.45% 1/23/2039		2,070	2,151
Anheuser-Busch InBev Worldwide, Inc. 4.35% 6/1/2040		15,000	13,768
Anheuser-Busch InBev Worldwide, Inc. 4.439% 10/6/2048		660	593
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		2,500	2,617
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		2,560	2,322
BAT Capital Corp. 3.222% 8/15/2024		22,000	21,359
BAT Capital Corp. 2.789% 9/6/2024		4,000	3,855
BAT Capital Corp. 3.215% 9/6/2026		21,850	20,445
BAT Capital Corp. 4.70% 4/2/2027		6,420	6,267
BAT Capital Corp. 3.557% 8/15/2027		51,004	46,917
BAT Capital Corp. 2.259% 3/25/2028		21,130	18,168
BAT Capital Corp. 3.462% 9/6/2029		2,000	1,743
BAT Capital Corp. 4.906% 4/2/2030		2,500	2,376
BAT Capital Corp. 2.726% 3/25/2031		13,693	10,933
BAT Capital Corp. 4.39% 8/15/2037		7,961	6,301
BAT Capital Corp. 3.734% 9/25/2040		9,098	6,376
BAT Capital Corp. 4.54% 8/15/2047		5,458	3,916
BAT Capital Corp. 4.758% 9/6/2049		8,359	6,200
BAT Capital Corp. 3.984% 9/25/2050		8,322	5,484
BAT Capital Corp. 5.65% 3/16/2052		9,168	7,850
BAT International Finance PLC 3.95% 6/15/2025[2]		16,500	15,983

Capital Group Central Corporate Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Conagra Brands, Inc. 4.30% 5/1/2024	USD	5,000	$4,930
Conagra Brands, Inc. 4.60% 11/1/2025		6,790	6,736
Conagra Brands, Inc. 1.375% 11/1/2027		5,165	4,416
Conagra Brands, Inc. 5.30% 11/1/2038		2,381	2,283
Conagra Brands, Inc. 5.40% 11/1/2048		8,526	7,951
Constellation Brands, Inc. 3.60% 2/15/2028		5,313	5,012
Constellation Brands, Inc. 2.875% 5/1/2030		3,082	2,691
Constellation Brands, Inc. 2.25% 8/1/2031		24,098	19,693
Constellation Brands, Inc. 4.75% 5/9/2032		24,906	24,292
Constellation Brands, Inc. 4.90% 5/1/2033		11,113	10,924
Keurig Dr Pepper, Inc. 4.417% 5/25/2025		3,581	3,541
Keurig Dr Pepper, Inc. 3.20% 5/1/2030		2,894	2,621
Keurig Dr Pepper, Inc. 3.80% 5/1/2050		3,185	2,450
Nestle Holdings, Inc. 1.875% 9/14/2031[2]		20,000	16,653
Nestle Holdings, Inc. 2.625% 9/14/2051[2]		10,719	7,312
PepsiCo, Inc. 1.625% 5/1/2030		10,255	8,567
PepsiCo, Inc. 1.40% 2/25/2031		14,189	11,518
PepsiCo, Inc. 1.95% 10/21/2031		50,027	41,704
Philip Morris International, Inc. 2.875% 5/1/2024		15,827	15,452
Philip Morris International, Inc. 1.50% 5/1/2025		1,004	940
Philip Morris International, Inc. 3.375% 8/11/2025		27,395	26,547
Philip Morris International, Inc. 4.875% 2/13/2026		25,000	24,958
Philip Morris International, Inc. 3.375% 8/15/2029		2,363	2,149
Philip Morris International, Inc. 2.10% 5/1/2030		9,300	7,695
Philip Morris International, Inc. 1.75% 11/1/2030		20,239	16,073
Philip Morris International, Inc. 5.75% 11/17/2032		29,976	30,753
Philip Morris International, Inc. 5.375% 2/15/2033		29,599	29,426
Philip Morris International, Inc. 4.25% 11/10/2044		1,532	1,236
Reynolds American, Inc. 4.45% 6/12/2025		20,220	19,790
Reynolds American, Inc. 5.70% 8/15/2035		1,555	1,456
Reynolds American, Inc. 5.85% 8/15/2045		27,544	24,098
Target Corp. 4.80% 1/15/2053		2,730	2,571
Walmart, Inc. 4.10% 4/15/2033		8,828	8,645
Walmart, Inc. 4.50% 4/15/2053		12,472	11,964
			846,323

Industrials 7.08%
Boeing Co. 2.80% 3/1/2024		2,999	2,941
Boeing Co. 2.75% 2/1/2026		78,514	73,556
Boeing Co. 2.196% 2/4/2026		25,000	23,271
Boeing Co. 3.10% 5/1/2026		7,750	7,304
Boeing Co. 3.25% 2/1/2028		55,094	50,802
Boeing Co. 5.15% 5/1/2030		47,949	47,578
Boeing Co. 3.625% 2/1/2031		29,329	26,534
Boeing Co. 3.60% 5/1/2034		34,795	29,522
Boeing Co. 3.90% 5/1/2049		8,164	6,134
Boeing Co. 3.75% 2/1/2050		1,111	820
Boeing Co. 5.805% 5/1/2050		19,640	19,250
Burlington Northern Santa Fe, LLC 3.05% 2/15/2051		9,535	6,690
Burlington Northern Santa Fe, LLC 3.30% 9/15/2051		4,780	3,511
Burlington Northern Santa Fe, LLC 2.875% 6/15/2052		1,470	997
Canadian Pacific Railway Co. 1.75% 12/2/2026		12,099	10,982
Canadian Pacific Railway Co. 3.10% 12/2/2051		28,847	20,029
Carrier Global Corp. 2.242% 2/15/2025		2,097	1,988
Carrier Global Corp. 2.493% 2/15/2027		278	255
Carrier Global Corp. 2.722% 2/15/2030		7,904	6,813
Carrier Global Corp. 3.377% 4/5/2040		3,750	2,830
Carrier Global Corp. 3.577% 4/5/2050		5,814	4,183
CSX Corp. 3.80% 3/1/2028		28,360	27,352
CSX Corp. 4.25% 3/15/2029		12,943	12,675
CSX Corp. 2.40% 2/15/2030		5,892	5,114
CSX Corp. 4.30% 3/1/2048		14,250	12,209
CSX Corp. 4.50% 3/15/2049		6,729	5,945
CSX Corp. 3.35% 9/15/2049		873	634
CSX Corp. 2.50% 5/15/2051		15,870	9,943
CSX Corp. 4.50% 11/15/2052		9,231	8,212
Eaton Corp. 4.15% 3/15/2033		4,728	4,523

Capital Group Central Corporate Bond Fund	14

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Eaton Corp. 4.70% 8/23/2052	USD	7,927	$7,480
Emerson Electric Co. 1.80% 10/15/2027		14,050	12,556
Emerson Electric Co. 1.95% 10/15/2030		5,950	4,966
Honeywell International, Inc. 2.70% 8/15/2029		17,001	15,415
Honeywell International, Inc. 1.95% 6/1/2030		2,000	1,687
Lockheed Martin Corp. 4.95% 10/15/2025		11,679	11,762
Lockheed Martin Corp. 5.10% 11/15/2027		8,299	8,541
Lockheed Martin Corp. 1.85% 6/15/2030		2,008	1,686
Lockheed Martin Corp. 5.25% 1/15/2033		28,670	29,837
Lockheed Martin Corp. 5.70% 11/15/2054		10,372	11,315
Lockheed Martin Corp. 5.20% 2/15/2055		5,289	5,350
Lockheed Martin Corp. 5.90% 11/15/2063		2,526	2,823
Masco Corp. 2.00% 2/15/2031		3,569	2,827
Norfolk Southern Corp. 2.55% 11/1/2029		3,485	3,050
Norfolk Southern Corp. 4.45% 3/1/2033		5,753	5,545
Norfolk Southern Corp. 3.40% 11/1/2049		2,406	1,726
Norfolk Southern Corp. 3.05% 5/15/2050		3,482	2,359
Norfolk Southern Corp. 4.55% 6/1/2053		10,986	9,640
Northrop Grumman Corp. 4.70% 3/15/2033		31,860	31,351
Northrop Grumman Corp. 4.95% 3/15/2053		13,330	12,703
Otis Worldwide Corp. 2.056% 4/5/2025		4,114	3,887
Otis Worldwide Corp. 2.565% 2/15/2030		8,015	6,937
Otis Worldwide Corp. 3.112% 2/15/2040		5,000	3,807
Raytheon Technologies Corp. 4.125% 11/16/2028		4,205	4,071
Raytheon Technologies Corp. 1.90% 9/1/2031		25,311	20,352
Raytheon Technologies Corp. 5.15% 2/27/2033		17,844	18,160
Raytheon Technologies Corp. 3.125% 7/1/2050		13,901	9,873
Raytheon Technologies Corp. 2.82% 9/1/2051		10,450	6,881
Raytheon Technologies Corp. 3.03% 3/15/2052		5,000	3,456
Raytheon Technologies Corp. 5.375% 2/27/2053		2,430	2,462
Republic Services, Inc. 5.00% 4/1/2034		2,604	2,609
Union Pacific Corp. 3.15% 3/1/2024		21,052	20,700
Union Pacific Corp. 3.75% 7/15/2025		388	380
Union Pacific Corp. 2.40% 2/5/2030		3,000	2,632
Union Pacific Corp. 2.80% 2/14/2032		11,275	9,782
Union Pacific Corp. 2.891% 4/6/2036		49,415	39,851
Union Pacific Corp. 3.375% 2/14/2042		4,360	3,481
Union Pacific Corp. 4.30% 3/1/2049		12,301	10,673
Union Pacific Corp. 3.25% 2/5/2050		424	313
Union Pacific Corp. 3.50% 2/14/2053		6,170	4,709
Union Pacific Corp. 3.839% 3/20/2060		8,087	6,302
Union Pacific Corp. 3.75% 2/5/2070		2,443	1,832
Union Pacific Corp. 3.799% 4/6/2071		10,530	8,007
Waste Management, Inc. 1.50% 3/15/2031		3,889	3,097
Waste Management, Inc. 4.15% 4/15/2032		6,401	6,160
			815,630

Information technology 3.93%
Adobe, Inc. 1.90% 2/1/2025		7,105	6,785
Adobe, Inc. 2.15% 2/1/2027		25,694	23,773
Adobe, Inc. 2.30% 2/1/2030		13,520	11,927
Analog Devices, Inc. 2.10% 10/1/2031		6,258	5,215
Analog Devices, Inc. 2.80% 10/1/2041		4,230	3,140
Analog Devices, Inc. 2.95% 10/1/2051		7,728	5,428
Apple, Inc. 3.35% 8/8/2032		24,964	23,485
Apple, Inc. 3.95% 8/8/2052		14,779	12,901
Apple, Inc. 4.85% 5/10/2053		43,464	43,764
Broadcom Corp. 3.875% 1/15/2027		11,718	11,271
Broadcom, Inc. 4.00% 4/15/2029[2]		3,863	3,591
Broadcom, Inc. 4.75% 4/15/2029		11,265	10,985
Broadcom, Inc. 4.15% 11/15/2030		11,870	10,929
Broadcom, Inc. 3.469% 4/15/2034[2]		31,869	26,015
Broadcom, Inc. 3.50% 2/15/2041[2]		1,361	1,008
Broadcom, Inc. 3.75% 2/15/2051[2]		12,980	9,373
Intel Corp. 4.875% 2/10/2028		7,041	7,096
Intel Corp. 5.20% 2/10/2033		43,899	44,186
Intel Corp. 5.625% 2/10/2043		3,691	3,694

Capital Group Central Corporate Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Intel Corp. 5.70% 2/10/2053	USD	12,886	$12,744
Intel Corp. 5.90% 2/10/2063		3,355	3,343
Intuit, Inc. 1.35% 7/15/2027		5,000	4,384
Microsoft Corp. 2.875% 2/6/2024		5,150	5,079
Microsoft Corp. 3.125% 11/3/2025		3,250	3,162
Microsoft Corp. 2.40% 8/8/2026		15,000	14,230
Microsoft Corp. 3.30% 2/6/2027		35,655	34,883
Microsoft Corp. 2.525% 6/1/2050		436	300
Microsoft Corp. 2.921% 3/17/2052		1,814	1,343
Oracle Corp. 3.60% 4/1/2040		7,345	5,566
Oracle Corp. 3.65% 3/25/2041		7,960	6,013
Oracle Corp. 3.60% 4/1/2050		39,244	27,105
Oracle Corp. 3.95% 3/25/2051		3,626	2,661
Salesforce, Inc. 1.95% 7/15/2031		8,925	7,405
Salesforce, Inc. 2.70% 7/15/2041		9,200	6,649
Salesforce, Inc. 2.90% 7/15/2051		10,588	7,280
ServiceNow, Inc. 1.40% 9/1/2030		57,962	46,147
			452,860

Energy 2.50%
BP Capital Markets America, Inc. 4.893% 9/11/2033		27,516	27,347
BP Capital Markets America, Inc. 2.772% 11/10/2050		10,111	6,589
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		11,363	10,674
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		11,548	10,985
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		6,104	5,283
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,027	901
Cenovus Energy, Inc. 3.75% 2/15/2052		1,805	1,248
Chevron Corp. 1.554% 5/11/2025		1,950	1,840
Chevron Corp. 2.236% 5/11/2030		34,096	29,867
Chevron Corp. 3.078% 5/11/2050		7,101	5,290
Chevron USA, Inc. 0.687% 8/12/2025		4,896	4,507
Chevron USA, Inc. 1.018% 8/12/2027		6,577	5,775
Chevron USA, Inc. 3.25% 10/15/2029		4,050	3,778
Chevron USA, Inc. 2.343% 8/12/2050		1,497	943
ConocoPhillips 5.30% 5/15/2053		10,043	10,021
ConocoPhillips Co. 3.80% 3/15/2052		15,556	12,407
Energy Transfer, LP 5.00% 5/15/2050		4,935	4,043
EQT Corp. 5.70% 4/1/2028		5,613	5,588
Equinor ASA 3.70% 4/6/2050		3,550	2,864
Exxon Mobil Corp. 2.992% 3/19/2025		1,700	1,650
Exxon Mobil Corp. 2.61% 10/15/2030		1,850	1,632
Exxon Mobil Corp. 3.452% 4/15/2051		38,813	29,817
Kinder Morgan, Inc. 5.20% 6/1/2033		19,755	19,089
ONEOK, Inc. 5.20% 7/15/2048		3,684	3,076
ONEOK, Inc. 7.15% 1/15/2051		5,140	5,320
Petroleos Mexicanos 6.70% 2/16/2032		9,535	7,153
Pioneer Natural Resources Co. 2.15% 1/15/2031		8,353	6,833
Shell International Finance BV 3.875% 11/13/2028		1,849	1,810
Shell International Finance BV 2.75% 4/6/2030		25,000	22,371
Shell International Finance BV 3.25% 4/6/2050		24,590	18,049
Shell International Finance BV 3.00% 11/26/2051		3,015	2,089
TotalEnergies Capital International SA 2.986% 6/29/2041		4,110	3,110
TotalEnergies Capital International SA 3.127% 5/29/2050		17,208	12,259
Western Midstream Operating, LP 6.15% 4/1/2033		3,800	3,793
			288,001

Real estate 2.49%
Alexandria Real Estate Equities, Inc. 4.30% 1/15/2026		1,400	1,364
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		12,168	10,528
American Tower Corp. 5.50% 3/15/2028		8,964	9,063
American Tower Corp. 2.70% 4/15/2031		7,612	6,341
American Tower Corp. 4.05% 3/15/2032		4,221	3,850
American Tower Corp. 5.65% 3/15/2033		6,328	6,433
Boston Properties, LP 2.45% 10/1/2033		2,723	1,917
Boston Properties, LP 6.50% 1/15/2034		10,408	10,154
Corporate Office Properties, LP 2.25% 3/15/2026		4,255	3,768
Crown Castle, Inc. 5.00% 1/11/2028		23,399	23,220

Capital Group Central Corporate Bond Fund	16

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Crown Castle, Inc. 2.50% 7/15/2031	USD	5,874	$4,859
Equinix, Inc. 2.625% 11/18/2024		5,734	5,493
Equinix, Inc. 1.55% 3/15/2028		6,290	5,303
Equinix, Inc. 3.20% 11/18/2029		11,707	10,294
Equinix, Inc. 2.15% 7/15/2030		7,728	6,269
Equinix, Inc. 2.50% 5/15/2031		7,790	6,359
Equinix, Inc. 3.00% 7/15/2050		9,983	6,366
Essex Portfolio, LP 2.55% 6/15/2031		10,132	8,290
Extra Space Storage, LP 5.70% 4/1/2028		1,575	1,598
Extra Space Storage, LP 2.35% 3/15/2032		4,563	3,586
GLP Capital, LP 3.35% 9/1/2024		1,865	1,807
Prologis, LP 4.75% 6/15/2033		5,665	5,544
Prologis, LP 5.25% 6/15/2053		4,866	4,756
Public Storage 2.30% 5/1/2031		2,792	2,342
Sun Communities Operating, LP 2.30% 11/1/2028		6,698	5,681
Sun Communities Operating, LP 2.70% 7/15/2031		15,127	11,957
Sun Communities Operating, LP 4.20% 4/15/2032		7,210	6,304
VICI Properties, LP 4.75% 2/15/2028		36,173	34,459
VICI Properties, LP 4.95% 2/15/2030		25,255	23,525
VICI Properties, LP 5.125% 5/15/2032		54,074	50,534
VICI Properties, LP 5.625% 5/15/2052		5,452	4,811
WEA Finance, LLC 3.50% 6/15/2029[2]		497	410
			287,185

Consumer discretionary 2.44%
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		1,636	1,389
Amazon.com, Inc. 3.80% 12/5/2024		10,000	9,846
Amazon.com, Inc. 1.50% 6/3/2030		7,522	6,215
Amazon.com, Inc. 3.60% 4/13/2032		17,571	16,492
Amazon.com, Inc. 3.10% 5/12/2051		10,000	7,323
Amazon.com, Inc. 2.70% 6/3/2060		3,735	2,373
American Honda Finance Corp. 1.20% 7/8/2025		2,546	2,357
BMW US Capital, LLC 3.15% 4/18/2024[2]		11,000	10,783
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		6,155	6,160
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		3,865	3,683
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[2]		3,467	3,459
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		8,268	7,200
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		18,484	15,105
General Motors Financial Co., Inc. 1.50% 6/10/2026		9,185	8,170
Home Depot, Inc. 2.50% 4/15/2027		3,400	3,186
Home Depot, Inc. 2.95% 6/15/2029		20,000	18,407
Home Depot, Inc. 2.70% 4/15/2030		2,180	1,951
Home Depot, Inc. 1.375% 3/15/2031		11,140	8,823
Home Depot, Inc. 5.95% 4/1/2041		6,400	7,007
Home Depot, Inc. 3.125% 12/15/2049		1,102	789
Home Depot, Inc. 2.375% 3/15/2051		10,000	6,122
Hyundai Capital America 1.50% 6/15/2026[2]		8,205	7,285
Hyundai Capital America 1.65% 9/17/2026[2]		22,825	20,201
Hyundai Capital America 2.375% 10/15/2027[2]		2,245	1,979
Hyundai Capital America 1.80% 1/10/2028[2]		719	612
Hyundai Capital America 2.00% 6/15/2028[2]		20,660	17,475
Hyundai Capital America 2.10% 9/15/2028[2]		8,734	7,381
Marriott International, Inc. 4.90% 4/15/2029		1,457	1,430
Marriott International, Inc. 2.85% 4/15/2031		11,915	10,029
Marriott International, Inc. 2.75% 10/15/2033		4,750	3,783
McDonald’s Corp. 3.60% 7/1/2030		5,888	5,506
McDonald’s Corp. 4.60% 9/9/2032		3,310	3,299
McDonald’s Corp. 4.60% 5/26/2045		1,962	1,761
McDonald’s Corp. 4.45% 3/1/2047		5,665	5,007
McDonald’s Corp. 3.625% 9/1/2049		4,467	3,442
McDonald’s Corp. 5.15% 9/9/2052		7,131	6,982
The Morongo Band of Mission Indians 7.00% 10/1/2039[2]		5,000	5,341
Toyota Motor Corp. 0.681% 3/25/2024		9,735	9,363
Toyota Motor Credit Corp. 1.15% 8/13/2027		21,098	18,455
Toyota Motor Credit Corp. 3.375% 4/1/2030		3,910	3,623
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]		1,550	1,539
			281,333

Capital Group Central Corporate Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 1.30%
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	USD	11,698	$11,750
Celanese US Holdings, LLC 6.379% 7/15/2032		12,650	12,801
Dow Chemical Co. (The) 4.80% 5/15/2049		21,763	18,665
Dow Chemical Co. (The) 3.60% 11/15/2050		1,874	1,366
Ecolab, Inc. 2.70% 12/15/2051		6,383	4,131
EIDP, Inc. 4.80% 5/15/2033		9,067	8,969
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]		21,373	18,082
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]		9,720	7,725
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]		2,050	1,350
Linde, Inc. 1.10% 8/10/2030		17,617	13,964
Linde, Inc. 2.00% 8/10/2050		6,029	3,401
LYB International Finance III, LLC 4.20% 5/1/2050		7,975	5,991
Nutrien, Ltd. 5.00% 4/1/2049		985	875
Nutrien, Ltd. 3.95% 5/13/2050		6,043	4,576
Nutrien, Ltd. 5.80% 3/27/2053		1,742	1,717
OCI NV 6.70% 3/16/2033[2]		7,985	7,830
Sherwin-Williams Co. 2.20% 3/15/2032		8,365	6,727
Sherwin-Williams Co. 3.30% 5/15/2050		3,750	2,586
Sherwin-Williams Co. 2.90% 3/15/2052		3,515	2,200
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		16,579	14,583
			149,289

Total corporate bonds, notes & loans			9,489,407

U.S. Treasury bonds & notes 10.24%
U.S. Treasury 10.24%
U.S. Treasury 3.875% 3/31/2025		68,192	67,414
U.S. Treasury 4.25% 5/31/2025		27,590	27,516
U.S. Treasury 4.00% 2/15/2026		123,365	122,971
U.S. Treasury 3.625% 5/15/2026		207,322	204,933
U.S. Treasury 0.75% 8/31/2026		19,976	18,017
U.S. Treasury 0.875% 9/30/2026		26,469	23,946
U.S. Treasury 1.125% 10/31/2026		12,275	11,171
U.S. Treasury 3.625% 3/31/2028		26	25
U.S. Treasury 3.625% 5/31/2028		218,440	217,237
U.S. Treasury 3.375% 5/15/2033[4]		378,854	370,686
U.S. Treasury 4.25% 5/15/2039[4]		10,477	11,061
U.S. Treasury 3.875% 5/15/2043		59,367	58,258
U.S. Treasury 4.00% 11/15/2052		691	710
U.S. Treasury 3.625% 2/15/2053[4]		47,387	45,485
			1,179,430

Asset-backed obligations 1.08%
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,5]		11,057	9,335
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,5]		9,269	8,379
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,5]		707	595
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,5]		6,625	5,797
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,5]		115,166	99,559
			123,665

Municipals 0.08%
California 0.04%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		1,600	1,323
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 5/15/2027		2,285	2,038
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 5/15/2030		1,340	1,117
			4,478
Ohio 0.04%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,840	5,071

Total municipals			9,549

Capital Group Central Corporate Bond Fund	18

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.07%
Panama (Republic of) 2.252% 9/29/2032	USD	10,400	$8,012

Total bonds, notes & other debt instruments (cost: $11,873,971,000)			10,810,063

Short-term securities 5.63%		Shares
Money market investments 5.63%
Capital Group Central Cash Fund 5.11%[6,7]		6,483,634	648,298

Total short-term securities (cost: $648,329,000)			648,298
Total investment securities 99.52% (cost: $12,522,300,000)			11,458,361
Other assets less liabilities 0.48%			55,432

Net assets 100.00%			$11,513,793

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 5/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	3,789	September 2023	USD	779,883	$(1,123)
5 Year U.S. Treasury Note Futures	Long	433	September 2023		47,231	366
10 Year U.S. Treasury Note Futures	Short	5,189	September 2023		(593,978)	(2,699)
10 Year Ultra U.S. Treasury Note Futures	Short	8,583	September 2023		(1,033,849)	(5,636)
20 Year U.S. Treasury Bond Futures	Long	7,786	September 2023		999,284	13,112
30 Year Ultra U.S. Treasury Bond Futures	Long	1,015	September 2023		138,928	2,258
						$6,278

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date		Notional amount (000)	Value at 5/31/2023 (000)	Upfront premium received (000)	Unrealized depreciation at 5/31/2023 (000)
CDX.NA.IG.40	1.00%	Quarterly	6/20/2028	USD	412,399	$(4,538)	$(3,481)	$(1,057)

Investments in affiliates7

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 5/31/2023 (000)	Dividend income (000)
Short-term securities 5.63%
Money market investments 5.63%
Capital Group Central Cash Fund 5.11%[6]	$347,338	$6,504,463	$6,203,536	$63	$(30)	$648,298	$22,648

Capital Group Central Corporate Bond Fund	19

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,045,991,000, which represented 9.08% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $28,985,000, which represented .25% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Rate represents the seven-day yield at 5/31/2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Auth. = Authority

CME = CME Group

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	20

Financial statements

Statement of assets and liabilities
at May 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $11,873,971)	$10,810,063
Affiliated issuers (cost: $648,329)	648,298	$11,458,361
Cash		1,921
Receivables for:
Sales of investments	61,411
Dividends and interest	92,993
Variation margin on futures contracts	8,831
Variation margin on centrally cleared swap contracts	247	163,482
		11,623,764
Liabilities:
Payables for:
Purchases of investments	102,412
Trustees’ deferred compensation	37
Variation margin on futures contracts	7,501
Variation margin on centrally cleared swap contracts	11
Other	10	109,971
Net assets at May 31, 2023		$11,513,793

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,986,050
Total accumulated loss		(2,472,257)
Net assets at May 31, 2023		$11,513,793

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,388,178 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$11,513,793	1,388,178	$8.29

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	21

Financial statements (continued)

Statement of operations for the year ended May 31, 2023	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$443,618
Dividends (includes $22,648 from affiliates)	22,647	$466,265
Fees and expenses:
Reports to shareholders	14
Registration statement and prospectus	1
Trustees’ compensation	51
Auditing and legal	81
Custodian	50
Insurance	24
Other	1	222
Net investment income		466,043

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(1,029,402)
Affiliated issuers	63
Futures contracts	(31,750)
Swap contracts	(9,002)	(1,070,091)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	399,897
Affiliated issuers	(30)
Futures contracts	8,185
Swap contracts	(2,830)	405,222
Net realized loss and unrealized appreciation		(664,869)

Net decrease in net assets resulting from operations		$(198,826)

Statements of changes in net assets
(dollars in thousands)

	Year ended May 31,
	2023	2022
Operations:
Net investment income	$466,043	$394,738
Net realized loss	(1,070,091)	(208,509)
Net unrealized appreciation (depreciation)	405,222	(1,463,940)
Net decrease in net assets resulting from operations	(198,826)	(1,277,711)

Distributions paid or accrued to shareholders	(455,908)	(535,829)

Net capital share transactions	(2,125,023)	16,106,990

Total (decrease) increase in net assets	(2,779,757)	14,293,450

Net assets:
Beginning of year	14,293,550	100
End of year	$11,513,793	$14,293,550

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	22

Notes to financial statements

1. Organization

Capital Group Central Fund Series II (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has issued one series of shares, Capital Group Central Corporate Bond Fund (“the fund”). The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund serves as a corporate bond portfolio for Capital Group and other funds, investment vehicles and accounts advised by Capital Group affiliates, and is not available to the public.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

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Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

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Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$9,489,407	$—	$9,489,407
U.S. Treasury bonds & notes	—	1,179,430	—	1,179,430
Asset-backed obligations	—	123,665	—	123,665
Municipals	—	9,549	—	9,549
Bonds & notes of governments & government agencies outside the U.S.	—	8,012	—	8,012
Short-term securities	648,298	—	—	648,298
Total	$648,298	$10,810,063	$—	$11,458,361

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$15,736	$—	$—	$15,736
Liabilities:
Unrealized depreciation on futures contracts	(9,458)	—	—	(9,458)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,057)	—	(1,057)
Total	$6,278	$(1,057)	$—	$5,221

*	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than

Capital Group Central Corporate Bond Fund	26

those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject, The fund’s rights with respect to its investments in emerging markets, if any, will be generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $4,314,255,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

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Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $686,977,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, May 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$15,736	Unrealized depreciation*	$9,458
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	1,057
			$15,736		$10,515

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(31,750)	Net unrealized appreciation on futures contracts	$8,185
Swap	Credit	Net realized loss on swap contracts	(9,002)	Net unrealized depreciation on swap contracts	(2,830)
			$(40,752)		$5,355

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

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Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. For futures contracts and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2023, the fund reclassified $2,028,000 from capital paid in on shares of beneficial interest to total accumulated loss to align financial reporting with tax reporting.

As of May 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Capital loss carryforward*	$(1,384,888)
Gross unrealized appreciation on investments	45,572
Gross unrealized depreciation on investments	(1,132,097)
Net unrealized depreciation on investments	(1,086,525)
Cost of investments	12,553,588

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended May 31, 2023			Year ended May 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class M	$455,908	$—	$455,908	$436,057	$99,772	$535,829

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7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to the fund. These services include recordkeeping and transaction processing.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $51,000 in the fund’s statement of operations reflects $50,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended May 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,601,000 and $33,614,000, respectively, which generated $3,084,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2023.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales		Reinvestments of distributions		Repurchases		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended May 31, 2023

Class M	$926,384	112,604	$455,908	55,026	$(3,507,315)	(424,580)	$(2,125,023)	(256,950)

Year ended May 31, 2022

Class M	$16,117,544	1,646,474	$535,828	55,210	$(546,382)	(56,566)	$16,106,990	1,645,118

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10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,500,498,000 and $7,897,136,000, respectively, during the year ended May 31, 2023.

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Financial highlights

		(Loss) income from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income		Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets
Class M:
5/31/2023	$8.69	$.29		$(.40)	$(.11)	$(.29)	$—	$(.29)	$8.29	(1.23)%	$11,514		—%[3]		3.54%
5/31/2022	10.00	.25		(1.23)	(.98)	(.24)	(.09)	(.33)	8.69	(10.08)	14,294		—	[3]	2.57
5/31/2021[4,5]	10.00	—	[6]	—	— [6]	—	—	—	10.00	.00	—	[7]	—		—	[3,8]

	Year ended May 31,
	2023	2022	2021[4,5]
Portfolio turnover rate for all share classes[9]	132%	94%	—%[10]

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[3]	Amount less than .01%.
[4]	Based on operations for a period that is less than a full year.
[5]	Class M shares began investment operations on April 23, 2021.
[6]	Amount less than $.01.
[7]	Amount less than $1 million.
[8]	Not annualized.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[10]	There was no turnover.

Refer to the notes to financial statements.

Capital Group Central Corporate Bond Fund	32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Capital Group Central Fund Series II and Shareholders of Capital Group Central Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Central Corporate Bond Fund (constituting Capital Group Central Fund Series II, referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statements of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Group Central Corporate Bond Fund	33

Expense example	unaudited

This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2022, through May 31, 2023).

Actual expenses:

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 12/1/2022	Ending account value 5/31/2023	Expenses paid during period[1]	Annualized expense ratio
Class M – actual return	$1,000.00	$1,027.07	$0.002	—%[3]
Class M – assumed 5% return	1,000.00	1,024.93	0.002	—	[3]

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	Amount less than $.01.
[3]	Amount less than .01%.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2023:

Section 163(j) interest dividends	100%
U.S. government income that may be exempt from state taxation	$45,347,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Capital Group Central Corporate Bond Fund	34

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2022, while recognizing the fund’s short operational history. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee noted that the fund is primarily used as a centralized vehicle that allows other funds advised by CRMC and its affiliates to gain investment grade bond exposure, and as such the fund does not pay an advisory fee. They considered the limited other expenses borne by the fund and concluded that those expenses were fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for amounts paid by the fund.

Capital Group Central Corporate Bond Fund	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the American Funds and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of other amounts paid by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s expense structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital Group Central Corporate Bond Fund	36

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2021	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2021	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	89	None
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2021	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2021	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2021	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	88	None
Karl J. Zeile, 1966 Trustee	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company	23	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 38 for footnotes.

Capital Group Central Corporate Bond Fund	37

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Karen Choi, 1973 President	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2021	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Robert G. Caldwell, 1977 Senior Vice President	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6];
		Director, The Capital Group Companies, Inc.[6]
Scott Sykes, 1971 Senior Vice President	2021	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2021	Vice President — Fund Business Management Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2021	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Robert G. Caldwell, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital Group Central Corporate Bond Fund	38

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Distributor

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Capital Group Central Corporate Bond Fund	39

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectuses and summary prospectuses, which can be obtained on sec.gov and should be read carefully before investing.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital Group Central Corporate Bond Fund files a complete list of its portfolio holdings for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

		CCBF

Registrant:
a) Audit Fees:
Audit	2022	35,000
	2023	50,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	4,000
	2023	7,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $4,000 for fiscal year 2022 and $7,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP CENTRAL FUND SERIES II

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: July 31, 2023

By ___/s/ Becky L. Park__________________
Becky L. Park, Treasurer and Principal Financial Officer

Date: July 31, 2023